Storm Ventures Fund III, L.P.
By Storm Venture Associates III, L.L.C.
Its General Partner

By:    /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member
Storm Ventures Affiliates Fund III, L.P.
By Storm Venture Associates III, L.L.C.
Its General Partner

By:    /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member
Storm Ventures Principals Fund III, L.L.C.
By Storm Venture Associates III, L.L.C.
Its Managing Member

By:    /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member
Storm MI Investments, L.P.
By Storm Venture Associates III, L.L.C.
Its General Partner

By:    /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member
Storm Ventures Fund IV, L.P.
By Storm Venture Associates IV, L.L.C.
Its General Partner

By:    /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member

By:    /s/ Tae Hea Nahm
Name:  Tae Hea Nahm